                                                             EXHIBIT 99.a(1)(ii)
                             Letter of Transmittal
          To Tender the Trust Enhanced Dividend Securities ("TrENDS")

                                       of

                               Peak TrENDS Trust

                       Pursuant to the Offer to Purchase
                              Dated April 13, 2001

    THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 11:59 P.M.,
       NEW YORK CITY TIME, ON MAY 10, 2001, UNLESS THE OFFER IS EXTENDED.


         The Depositary for the Offer is: Mellon Investor Services LLC

                                                                       By Overnight Delivery or Express
      By First Class Mail:                 By Hand Delivery:                        Mail:
  Mellon Investor Services LLC        Mellon Investor Services LLC       Mellon Investor Services LLC
    Reorganization Department          Reorganization Department          Reorganization Department
          P.O. Box 3301                 120 Broadway, 13th Floor              85 Challenger Road
   South Hackensack, NJ 07606              New York, NY 10271             Mail Stop--Reorganization
                                                                          Ridgefield Park, NJ 07660

                               Telephone Number:

                           Toll Free: (888) 213-0882
                          Toll Collect: (201) 373-5614

              To Confirm Receipt of Notice of Guaranteed Delivery:

                                 (201) 296-4860

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO ANYONE OTHER THAN THE DEPOSITARY OR TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                         DESCRIPTION OF TrENDS TENDERED
                           (See Instructions 3 and 4)
--------------------------------------------------------------------------------

     Name(s) and Address(es)
     of Registered Holder(s)
(Please fill in, if blank, exactly
     as name(s) appear(s) on              TrENDS Certificate(s) and TrENDS Tendered
      TrENDS Certificate(s)             (Attach additional signed list, if necessary)
-------------------------------------------------------------------------------------
                                                       Total Number of
                                         TrENDS       TrENDS Evidenced      Number of
                                      Certificate(s)       by TrENDS         TrENDS
                                        Number(s)       Certificate(s)*    Tendered**
                                        ---------------------------------------------

                                        ---------------------------------------------

                                        ---------------------------------------------

                                        ---------------------------------------------
                                                        Total TrENDS:

--------------------------------------------------------------------------------
  * Need not be completed by Holders delivering TrENDS by book-entry transfer.

 ** Unless otherwise indicated, it will be assumed that all TrENDS evidenced by each TrENDS Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.


   NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

   This Letter of Transmittal is to be completed by Holders either if certificates evidencing TrENDS (as defined below) are to be forwarded herewith or if delivery of TrENDS is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described in
Section 3 of the Offer to Purchase (as defined below). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

   Holders whose certificates evidencing TrENDS ("TrENDS Certificates") are not immediately available or who cannot deliver their TrENDS Certificates and all other documents required hereby to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their TrENDS must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.

[_]CHECK HERE IF TrENDS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
   DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
   FOLLOWING:

   Name of Tendering Institution _______________________________________________

   Account No. _________________________________________________________________

   Transaction Code No. ________________________________________________________

[_]CHECK HERE IF TrENDS ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s) _____________________________________________

   Date of Execution of Notice of Guaranteed Delivery __________________________

   Name of Institution which Guaranteed Delivery _______________________________

   Give Account Number and Transaction Code Number if delivered by book-entry transfer:

   Account No. _________________________________________________________________

   Transaction Code No. ________________________________________________________

Ladies and Gentlemen:

   The undersigned hereby tenders to Peak International Limited, a Bermuda corporation (the "Company"), the above-described Trust Enhanced Dividend Securities ("TrENDS"), at the price for each of the TrENDS indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase dated April 13, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer").

   Subject to, and effective upon, acceptance for payment of the TrENDS tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all TrENDS tendered hereby or orders the registration of such TrENDS tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such TrENDS, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver TrENDS Certificates evidencing such TrENDS, or transfer ownership of such TrENDS on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such TrENDS, (ii) present TrENDS Certificates for cancellation and transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such TrENDS, all in accordance with the terms of the Offer.

   The undersigned hereby represents and warrants to the Company that (i) the undersigned understands that tenders of TrENDS pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has full power and authority to tender, sell, assign and transfer the TrENDS tendered hereby (and any and all other TrENDS or other securities issued or issuable in respect thereof on or after the date hereof), and (b) such tender of TrENDS complies with Rule 14e-4; (ii) when and to the extent the Company accepts the TrENDS for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (iii) on request, the undersigned will execute and deliver any additional documents which the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the TrENDS tendered hereby; (iv) the undersigned has read and agrees to all of the terms of the Offer; and (v) the undersigned has full power and authority to tender, sell, assign and transfer TrENDS tendered hereby.

   The names and addresses of the registered Holders should be printed, if they are not already printed above, exactly as they appear on the TrENDS Certificates tendered hereby. The certificate numbers, the number of TrENDS represented by such TrENDS Certificates, the number of TrENDS that the undersigned wishes to tender and the purchase price at which such TrENDS are being tendered (if not participating in the modified Dutch auction) should be indicated in the appropriate boxes.

   The undersigned understands that the Company will determine through a modified Dutch auction, a single Purchase Price for each of the TrENDS (not greater than $6.50 nor less than $5.50 for each of the TrENDS) (the "Purchase Price") that it will pay for TrENDS validly tendered pursuant to the Offer, taking into account the number of TrENDS so tendered and the prices specified by tendering Holders. The undersigned understands that the Company will select the Purchase Price that will allow it to buy 1,800,000 TrENDS (or such lesser number of TrENDS as are validly tendered at prices not greater than $6.50 nor less than $5.50 for each of the TrENDS) pursuant to the Offer. The undersigned understands that all TrENDS validly tendered at prices at or below the Purchase Price will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other TrENDS, including TrENDS tendered and not withdrawn at prices greater than the Purchase Price and TrENDS not purchased because of proration.

   The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to purchase any of the TrENDS tendered hereby or may accept for payment fewer than all of the TrENDS tendered hereby. The undersigned understands that TrENDS Certificates representing TrENDS not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payments Instructions," to transfer any TrENDS Certificate from the name of its registered holder, or to order the registration or transfer of such TrENDS tendered by book-entry transfer, if the Company purchases none of the TrENDS represented by such certificate or tendered by such book-entry transfer.

   The undersigned understands that acceptance of TrENDS by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

   The check for the Purchase Price for such of the tendered TrENDS as are purchased will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under the "Special Payment Instructions" or the "Special Delivery Instructions" below.

   All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                                ---------------

           CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF
             NO BOX IS CHECKED (EXCEPT AS PROVIDED IN THE ODD LOTS
              INSTRUCTIONS), THERE IS NO PROPER TENDER OF TRENDS.

                                ---------------

         TRENDS TENDERED AT PRICE DETERMINED BY MODIFIED DUTCH AUCTION

[_]The undersigned wants to maximize the chance of having the Company purchase all the TrENDS the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box instead of one of the price boxes below, the undersigned hereby tenders TrENDS and is willing to accept the Purchase Price resulting from the modified "Dutch auction" process. This action will result in receiving a price for each of the TrENDS for as low as $5.50 or as high as $6.50.

                                      -OR-

                 TRENDS TENDERED AT PRICE DETERMINED BY HOLDER

   IF TRENDS ARE BEING TENDERED AT MORE THAN ONE PRICE, USE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED. (See Instruction 5)

   By checking one of the boxes below instead of the box above, the undersigned hereby tenders TrENDS at the price checked. This action could result in none of the TrENDS being purchased if the Purchase Price for the TrENDS is less than the price checked. If the Purchase Price for the TrENDS is equal to or greater than the price checked, then the TrENDS purchased by the Company will be purchased at the Purchase Price. A Holder who desires to tender TrENDS at more than one price must complete a separate Letter of Transmittal for each price at which TrENDS are tendered. The same TrENDS cannot be tendered at more than one price (unless those TrENDS were previously tendered and withdrawn.)

   [_] 5.50   [_] 5.625   [_] 5.750   [_] 5.875   [_] 6.00   [_] 6.125   [_] 6.250   [_] 6.375   [_] 6.50

                        [_] ODD LOTS (See Instruction 8)

   To be completed ONLY if TrENDS are being tendered by or on behalf of a person owning beneficially, as of the close of business on April 13, 2001 and who continues to own beneficially as of the Expiration Date, an aggregate of less than 100 TrENDS.

   The undersigned either (check one box):

[_]was the beneficial owner, as of the close of business on April 13, 2001 of an aggregate of less than 100 TrENDS all of which are being tendered; or

[_]is a broker, dealer, commercial bank, trust company or other nominee which:

  (a) is tendering, for the beneficial owners thereof, TrENDS with respect to which it is the record owner, and

  (b) believes, based upon representations made to it by such beneficial owners, that each such person was the beneficial owner, as of the close of business on April 13, 2001, of an aggregate of less than 100 TrENDS and is tendering all of such TrENDS.


    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 6, 7 and 9)         (See Instructions 1, 4, 6 and 9)


   To be completed ONLY if the               To be completed ONLY if the
 check for the purchase price of           check issued in the name of the
 TrENDS purchased or TrENDS Cer-           undersigned for the purchase
 tificate evidencing TrENDS not            price of TrENDS purchased or
 tendered issued in the name of            Certificates evidencing TrENDS
 someone other than the under-             not tendered or not purchased are
 signed.                                   to be mailed to someone other
                                           than the undersigned, or to the
                                           undersigned at an address other
                                           than that shown under
                                           "Description of TrENDS Tendered."


 Issue:[_] Check
       [_] TrENDS Certificate(s) to:


 Name _____________________________        Mail:[_] Check
           (Please Print)                       [_] TrENDS Certificate(s) to:

 Address __________________________
                                           Name _____________________________
 __________________________________                  (Please Print)
         (Include Zip Code)
                                           Address __________________________
 __________________________________
       (Tax Identification or              __________________________________
        Social Security No.)                       (Include Zip Code)

  (See Substitute Form W-9 below)

                                   IMPORTANT
                               HOLDERS: SIGN HERE
                           (See Instructions 1 and 6)
             (Please Complete Substitute Form W-9 Contained Herein)

 Signature(s) of Holder(s): _________________________________________________

 Dated: _____________________, 2001

 Must be signed by registered holder(s) exactly as name(s) appear(s) on TrENDS Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.

 Name(s): ___________________________________________________________________
                                 (Please Print)

 Capacity (full title): _____________________________________________________

 Address: ___________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number: ____________________________________________

 Taxpayer Identification or
 Social Security Number(s):___________________________________________________
                   (See Substitute Form W-9 contained herein)

                           GUARANTEE OF SIGNATURE(S)
                    (If Required--See Instructions 1 and 6)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

 Area Code and Telephone Number: ____________________________________________

 Dated: ____________________ , 2001

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office, branch or agency in the United States which is a member of one of the Stock Transfer Association's approved medallion programs (such as the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program) (each of the foregoing being referred to as an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the TrENDS (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the holder of TrENDS) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) such TrENDS are tendered for the account of an Eligible Institution. See Instruction 6.

   2. Delivery of Letter of Transmittal and TrENDS Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used either if TrENDS Certificates are to be forwarded herewith or if TrENDS are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. TrENDS Certificates evidencing ALL physically tendered TrENDS, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all TrENDS delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. If TrENDS Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

   Holders whose TrENDS Certificates are not immediately available, who cannot deliver their TrENDS Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their TrENDS pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to the Expiration Date; and
(iii) the TrENDS Certificates evidencing all physically delivered TrENDS in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all TrENDS delivered by book-entry transfer, in each case together with a Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within two AMEX trading days after the date of receipt by the Depositary of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, TRENDS CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted and no fractional TrENDS will be purchased. By execution of this Letter of Transmittal, all tendering Holders waive any right to receive any notice of the acceptance of their TrENDS for payment.

   3. Inadequate Space. If the space provided herein under "Description of TrENDS Tendered" is inadequate, the TrENDS Certificate numbers, the number of TrENDS evidenced by such TrENDS Certificates and the number of TrENDS tendered should be listed on a separate signed schedule and attached hereto.

   4. Partial Tenders and Unpurchased TrENDS (Not Applicable to Holders Who Tender by Book-Entry Transfer). If fewer than all the TrENDS evidenced by any TrENDS Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of TrENDS which are to be tendered in the column entitled "Number of TrENDS Tendered" of the box captioned "Description of TrENDS Tendered." In such cases, new TrENDS Certificate(s) evidencing the remainder of the TrENDS that were evidenced by the TrENDS Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. All TrENDS evidenced by TrENDS Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Indication of Price at which TrENDS are Being Tendered. For TrENDS to be properly tendered, the Holder must check a box indicating that either such Holder desires to tender its TrENDS at a price determined by the modified Dutch auction, or indicating the price for each of the TrENDS at which he/she is tendering TrENDS under "Price (In Dollars) for each of the TrENDS at which TrENDS are being Tendered" on this Letter of Transmittal; provided, however, that an Odd Lot Owner (as defined in Section 2 of the Offer to Purchase) may check the box above in the section entitled "Odd Lots" indicating that he/she is tendering all TrENDS at the Purchase Price. ONLY ONE PRICE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF TRENDS (OTHER THAN PURSUANT TO TENDERS BY ODD LOT OWNERS). A Holder wishing to tender portions of such Holder's TrENDS at different prices must complete a separate Letter of Transmittal for each price at which he/she wishes to tender each such portion of his/her TrENDS. The same TrENDS cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

   6. Signatures on Letter of Transmittal; TrENDS Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the TrENDS tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the TrENDS Certificates evidencing such TrENDS, without alteration, enlargement or any other change whatsoever.

   If any TrENDS tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

   If any of the TrENDS tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such TrENDS.

   If this Letter of Transmittal is signed by the registered holder(s) of the TrENDS Certificate evidencing TrENDS tendered hereby, no endorsements or separate stock powers are required, unless payment is to be made, or TrENDS Certificates evidencing TrENDS not purchased or not tendered are to be issued, to a person other than the registered holder(s), in which case, the TrENDS Certificate(s) evidencing the TrENDS tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such TrENDS Certificate(s). Signatures on such TrENDS Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the TrENDS Certificate evidencing TrENDS tendered hereby, the TrENDS Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such TrENDS Certificate(s). Signatures on such TrENDS Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any TrENDS Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

   7. TrENDS Transfer Taxes. Except as otherwise provided in this Instruction 7, the Company will pay all TrENDS transfer taxes, if any, payable on the transfer to it of TrENDS purchased pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased TrENDS are to be registered in the name of, any person other than the registered holder(s), or if tendered TrENDS Certificates are registered in the name of any person other than the person signing the Letter of Transmittal, the amount of all TrENDS transfer taxes, if any (whether imposed on the registered holder(s), or such other person), payable on account of the transfer to such person will be deducted from the Purchase Price, unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the TrENDS Certificates evidencing the TrENDS tendered hereby.

   8. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase less than all TrENDS tendered before the Expiration Date, the TrENDS purchased first will consist of all TrENDS validly tendered on or prior to the Expiration Date at or below the Purchase Price by or on behalf of Holders who beneficially owned, as of the close of business on April 13, 2001, and continue to beneficially own as of the Expiration Date, an aggregate of less than 100 TrENDS, and who tenders all of such Holder's TrENDS. This preference will not be available unless the box captioned "Odd Lots" is completed.

   9. Special Payment and Delivery Instructions. If a check for the purchase price of any TrENDS tendered hereby is to be issued, or TrENDS Certificate(s) evidencing TrENDS not tendered or not purchased is (are) to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal, or if a check issued in the name of the person(s) signing this Letter of Transmittal or any such TrENDS Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of TrENDS Tendered" on this Letter of Transmittal, the appropriate boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal must be completed.

   10. Irregularities. The Company will determine, in its sole discretion, all questions as to the number of TrENDS to be accepted, the price to be paid therefor, the form of documents, and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of TrENDS, and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of TrENDS determined by it not to be in proper form or the acceptance of or payment for which may in the opinion of the Company's counsel be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular TrENDS, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of TrENDS will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information Agent nor any other person is or will be obligated to give notice of defects of irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

   11. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

   12. Substitute Form W-9. Each tendering Holder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such Holder is not subject to backup withholding of federal income tax. If a tendering Holder has been notified by the Internal Revenue Service that such Holder is subject to backup withholding, such Holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such Holder has since been notified by the Internal Revenue Service that such Holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder to 31% federal income tax withholding on the payment of the Purchase Price of all TrENDS purchased from such Holder. If the tendering Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Holder should check the box next to "Awaiting TIN" in Part 3 of the Substitute Form W-9 and sign and date the "Certificate of Awaiting Taxpayer Identification Number." If the box in
Part 3 of Substitute Form W-9 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the Purchase Price to such Holder until a TIN is provided to the Depositary.

   13. Lost, Mutilated or Destroyed Certificates. Any surrendering Holder whose TrENDS certificates have been lost, mutilated or destroyed should contact the Bank of New York at (800) 548-5075 for further information.

   IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND TRENDS CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS), OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE). HOLDERS ARE ENCOURAGED TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 BELOW.

                           IMPORTANT TAX INFORMATION

   Under U.S. federal income tax law, a holder whose tendered TrENDS are accepted for payment is required to provide the Depositary (as payer) with such holder's correct TIN on Substitute form W-9 below and to certify that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN). If such holder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such holder with respect to TrENDS tendered may be subject to backup withholding (see below).

   A holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the holder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If the box is checked, payments made within 60 days of the date of the form will be subject to backup withholding unless the holder has furnished the Depositary with his or her TIN. A holder who checks the box in Part 3 in lieu of furnishing his or her TIN should furnish the Depositary with his or her TIN as soon as it is received.

   Certain holders (including, among others, all corporations and certain foreign individuals), may be exempt from these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status (Form W-8). Forms for such statements can be obtained from the Depositary. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

   If backup withholding applies, the Depositary is required to withhold 31% of any payments to be made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue service. The Depositary cannot refund amounts withheld by reason of backup withholding.

                          MELLON INVESTOR SERVICES LLC

--------------------------------------------------------------------------------

 SUBSTITUTE        Part 1--PLEASE PROVIDE YOUR TIN IN
 FORM W-9          THE BOX AT RIGHT AND CERTIFY BY
                   SIGNING AND DATING BELOW.              _____________________

 Department of                                               Social Security
 the Treasury                                                    Number
 Internal         --------------------------------------------------------------
 Revenue Service
                   Part 2                                          OR


                   Certification--Under penalty of
 Payer's Request   perjury, I certify that:               _____________________
 for Taxpayer      (1)  The number shown on this form           Employer
 Identification         is my correct Taxpayer               Identification
 Number (TIN)           Identification Number (or I am           Number
                        waiting for a number to be
                        issued to me), and


                   (2)  I am not subject to backup        Part 3
                        withholding because (a) I am
                        exempt from backup withholding,
                        or (b) I have not been notified     Awaiting TIN
                        by the Internal Revenue Service
                        (the "IRS") that I am subject
                        to backup withholding as a
                        result of a failure to report
                        all interest or dividends, or
                        (c) the IRS has notified me
                        that I am no longer subject to
                        backup withholding.

 Sign Here  >

                  --------------------------------------------------------------

                   CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                  --------------------------------------------------------------

                     The Internal Revenue Service does not require your
                   consent to any provision of this document other than the certifications required to avoid backup withholding.

                   SIGNATURE___________________________________________________

                   DATE________________________________________________________


      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.
      PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security
 Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

 Signature _________________________________________  Date             , 2001